Other non-current assets (Tables)	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Schedule of other non-current assets

	At December 31,
In thousands of U.S. dollars	2018	2017
Scorpio LR2 Pool Ltd. pool working capital contributions (1)	$31,450	$28,050
Scorpio Handymax Tanker Pool Ltd. pool working capital contributions (2)	4,923	6,751
Scorpio LR1 Pool Ltd. pool working capital contributions(1)	6,600	6,600
Working capital contributions to Scorpio Pools	42,973	41,401

Deposits for exhaust gas cleaning system ('scrubbers') (3)	12,221	—
Seller's credit on lease financed vessels (4)	9,087	8,581
Deposits for ballast water treatment systems (5)	6,365	—
Investment in ballast water treatment system supplier (5)	1,751	—
Capitalized loan fees	—	582
Deferred drydock costs on bareboat chartered-in vessels (6)	2,813	120
	$75,210	$50,684

(1)
Upon entrance into the Scorpio LR2 and LR1 Pools, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel’s exit from the pool. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the consolidated balance sheets. For time chartered-in vessels we classify the amounts as current (within accounts receivable) or non-current (within Other Assets) according to the expiration of the contract.

(2)
Upon entrance into the Scorpio Handymax Tanker Pool, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel's exit from each pool no later than six months after the exit date. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within other assets on the consolidated balance sheets. For time chartered-in vessels we classify the amounts as current (within Accounts Receivable) or non-current (within Other Assets) according to the expiration of the contract.

(3) From August 2018 through November 2018, we entered into agreements with two separate suppliers to retrofit a total of 77 of our tankers with scrubbers for total consideration of $116.1 million (which excludes installation costs). These scrubbers are expected to be installed throughout 2019 and 2020. Deposits of $12.2 million were made as part of these agreements during the year ended December 31, 2018.

(4) The seller's credit on lease financed vessels represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the sale and operating leasebacks of STI Beryl, STI Le Rocher and STI Larvotto, which is described in Note 13. This deposit will either be applied to the purchase price of the vessel if a purchase option is exercised, or refunded to us at the expiration of the agreement. The present value of this deposit has been calculated based on the interest rate that is implied in the lease, and the carrying value will accrete over the life of the lease, through interest income, until expiration. $0.5 million and $0.3 million was recorded as interest income as part of these agreements during years ended December 31, 2018 and 2017, respectively.

(5)
In July 2018, we executed an agreement to purchase 55 ballast water treatment systems from an unaffiliated third party supplier for total consideration of $36.2 million. These systems are expected to be installed over the next five years, as each respective vessel under the agreement is due for its International Oil Pollution Prevention, or IOPP, renewal survey. Upon entry into this agreement, we also obtained a minority equity interest in this supplier for no additional consideration. We have determined that of the total consideration of $36.2 million, $1.8 million is attributable to the minority equity interest.

During the year ended December 31, 2018, an aggregate deposit of $8.1 million was made as part of the entry into this agreement, and we have recorded $1.8 million of this amount as the aforementioned minority equity interest, which is being accounted for as a financial asset under IFRS 9.  Under the terms of the agreement, we were granted a put option, exercisable after one year following the date of the agreement, whereby we can put the shares back to the supplier at a predetermined price. The supplier was also granted a call option, exercisable two years following the date of the agreement, whereby it can buy the shares back from us at a predetermined price, which is greater than the strike price of the put option. Given that the value of this investment is contractually limited to the strike prices set forth in these options, we have recorded the value of the investment at the put option strike price, or $1.8 million in aggregate. The difference in the aggregate value of the investment, based on the spread between the exercise prices of the put and call options, is $0.6 million. We consider this value to be a Level 3 fair value measurement, as this supplier is a private company, and the value has been determined based on unobservable market data (i.e. the proceeds that we would receive if we exercised our put option in full).

(6)
Represents deferred drydock costs that have been incurred on certain of our bareboat chartered-in vessels that are being accounted for as operating leases. These costs are being amortized over the shorter of the lease term, or the time period until the next scheduled drydock.